Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Global Equity Trust

Supplement dated September 11, 2014
to the Prospectus dated July 1, 2014

This supplement updates information in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Historically, the Fund has fully hedged the equity portion of its investments using derivatives.  To introduce a low volatility approach to the Fund’s risk management strategy, effective immediately, the Fund’s investment adviser intends to make limited equity investments that will not be hedged by derivatives.  Therefore, (i) the second and third sentences of the fourth paragraph on page 2 of the Prospectus and (ii) the first and second sentences of the second paragraph on page 7 of the Prospectus are replaced with the following:

The Fund seeks to hedge a portion of the Fund’s equity investments using derivatives by targeting the range of securities represented in the Index.  The ability to hedge may depend on the (i) the amount of assets in the Fund, (ii) the commercially available terms of the derivative instruments, (iii) general market conditions, and (iv) estimates of the fees and expenses of the Fund, as determined by the Fund in its sole discretion.

In addition, in connection with the limited equity investments described above, the Fund’s Annual Fund Operating Expenses table on page 1 of the Prospectus is replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Advisor Shares	Institutional Shares
Management Fees	1.34%	1.34%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.65%	0.65%
Acquired Fund Fees and Expenses(2)	0.03%	0.03%
Total Annual Fund Operating Expenses	2.02%	2.27%

(1)	Other Expenses have been restated to reflect current fees.

(2)
Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and represent fees and expenses that are expected to be incurred indirectly by the Fund as a result of its investment in other investment companies.  Total Annual Fund Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Please retain this supplement for future reference.